NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

SUPPLEMENT DATED MAY 25, 2012

TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2012,

AS SUPPLEMENTED APRIL 2, 2012

Effective immediately, Class R3 shares of Nuveen Symphony Credit Opportunities Fund are closed to all new investments. After the close of business on May 30, 2012, the fund will liquidate all shareholder accounts invested in Class R3 shares and will distribute the proceeds of the liquidation, unless prior to that date a shareholder notifies the fund that it would like its Class R3 shares exchanged for Class A shares of the fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SCREDS-0512P